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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): November 5, 2009


                            INGEN TECHNOLOGIES, INC.
             (Exact name of registrant as specified in its charter)

            Georgia                  000-28704               88-0429044
            -------                 -----------              ----------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation or organization)     File Number)        Identification Number)

35193 Avenue "A", Suite-C, Yucaipa, California                 92399
----------------------------------------------                 -----
  (Address of principal executive offices)                  (Zip Code)

                                 (800) 259-9622
                                --------------
             (Registrant's telephone number, including area code)

                                 Not Applicable
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 8.01 Other Events

On November 4, 2009, the Registrant engaged CDM Capital, LLC ("CDM") to provide interim financial consulting services. Specifically, CDM was engaged to assist the Registrant with:

i) the restatement, if necessary, of the Registrant's financials for the year ended May 31, 2007 and May 31, 2008;

ii) working with the Registrant's accounting department, outside service providers and auditor to prepare and submit the Missing SEC Reports (Form 10-Q for the period ended November 30, 2008, Form 10-Q for the period ended February 28, 2009, Form 10-K for the year ended May 31, 2009, and Form 10-Q for the period ended August 31, 2009); and

iii) preparing reports and financial statements for posting on www.pinksheets.com.

On December 4, 2008, the Registrant filed a Form 15-12G to terminate its reporting obligations under the Securities Exchange Act. On July 8, 2009, the Securities and Exchange Commission notified the Registrant that it was not in compliance with its reporting requirements because of its continuing obligations to file reports under Section 15(d). The Registrant had a registration statement on Form S-8 declared effective on November 20, 2008 and is required to file reports under Section 15(d) for the fiscal year following the fiscal year during which a registration statement became effective.

As of today's date, the Registrant has not filed its Form 10-Q for the period ended November 30, 2008, Form 10-Q for the period ended February 28, 2009, Form 10-K for the year ended May 31, 2009, and Form 10-Q for the period ended August 31, 2009 (the "Missing SEC Reports"). The Registrant desires to terminate its reporting obligations as soon as possible following the filing of the Missing SEC Reports. Moreover, in response to the Securities and Exchange Commission's letter dated July 8, 2009, the Registrant's board of directors identified certain transactions that were not included in its financial statements. These transactions fall into three categories: (1) unrecorded sale's tax liability due to the State of California; (2) unrecorded convertible promissory notes held by third parties; and (3) unrecorded debts owed to the CEO. As noted above, the Registrant has engaged CDM Capital, LLC to assist with the resolution of these matters.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATED:  November 11, 2009               INGEN TECHNOLOGIES, INC.

                                    By: /s/ Scott R. Sand
                                        -------------------------------
                                        Scott R. Sand,
                                        Chief Executive Officer